Exhibit 31.1

SECTION 302 CERTIFICATION

I, Richard Soloway certify that:

          1. I have reviewed this Form 10-K / A-1 of Napco Security Systems, Inc.; and

          2. Based on my knowledge, this Form 10-K / A-1 does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:  November 11, 2008

                                            /s/ Richard Soloway
                                            ------------------------------
                                            Richard Soloway
                                            Chief Executive Officer
                                            (Principal Executive Officer)



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